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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 11, 2005


                                   AIMSI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                         Utah
                   (State or Other Jurisdiction of Incorporation)

                               0-30685 87-0305395
          (Commission File Number) (I.R.S. Employer Identification No.)


                        702 South Illinois Avenue, Suite 203
                                 Oak Ridge, TN 37830
                     (Address of Principal Executive Offices)

                                    713-271-2118
                (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 14, 2005, AIMSI Technologies, Inc. (the "Company") filed a Current Report on Form 8-K disclosing that at a special meeting held on April 11, 2005, the Board of Directors authorized, among other things, a leave of absence for David Reeder from his position as Chief Operating Officer of the Company, and as an officer and employee of Advanced Integrated Management Services, Inc., a Tennessee corporation ("AIMSI Services"), and all other subsidiaries of the Company. However, Mr. Reeder previously served only as Chief Operating Officer of AIMSI Services. We are filing this amendment to the above-referenced Current Report on Form 8-K to correct this inaccuracy and have issued a press release to this effect, which is attached hereto as Exhibit 99.1.

ITEM 9.01         Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.                Description

99.1              Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AIMSI TECHNOLOGIES, INC.


Date: April 27, 2005                        By:  /s/ John W. Stump, III
                            ------------------------------------------------
                               John W. Stump, III
                               Vice President and Chief Financial Officer